FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                February 10, 1994



                    Zenith Electronics Corporation
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000


                        Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

           On February 10, 1994, Zenith Electronics Corporation filed a Form S-3 Registration Statement under the Securities Act of 1933 (the "Securities Act") for 2,000,000 shares of its Common Stock and Common Stock Purchase Rights to be offered for sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.



                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ZENITH ELECTRONICS CORPORATION


                              By: /s/ David S. Levin
                                 --------------------------
                                  David S. Levin, Secretary


Date:  February 10, 1994